STATEMENTS OF OPERATION (Unaudited) - Winvests Group Ltd [Member] - USD ($)	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Revenue	$ 4,350		$ 8,350
Cost of sales	477		477
Gross profit	3,873		7,873
Operating expenses:
Administrative expenses	67,054	52,306	275,020	98,059
Amortization of intangible assets	84,217		126,307
Total operating expenses	151,270	52,306	401,327	98,059
Loss from operations	(147,397)	(52,306)	(393,454)	(98,059)
Other (expense) income:
Interest expense	(606)		(797)
Other income			129
Other expenses, net	(606)		(669)
Net loss	$ (148,003)	$ (52,306)	$ (394,122)	$ (98,059)
Basic and diluted loss per common share	$ (8.72)	$ (0.00)	$ (23.23)	$ (0.00)
Weighted average number of shares outstanding	16,966	519,704,166	16,966	519,704,166